================================================================================

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the registrant [X]

                 Filed by a party other than the registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary proxy statement

                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                         [X] Definitive proxy statement

                       [ ] Definitive additional materials

                    [ ] Soliciting material under Rule 14a-12

                             CORUS BANKSHARES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

================================================================================

[LOGO OF CORUS BANKSHARES]         ROBERT J. GLICKMAN       3959 N. Lincoln Ave.
                                   President and CEO        Chicago, IL  60613

March 15, 2006


TO OUR SHAREHOLDERS:

I would like to invite you to attend the 2006 Annual Meeting of Shareholders of Corus Bankshares, Inc., to be held on Tuesday, April 18, 2006 at 10:00 a.m. at the North Shore Skokie Hotel & Executive Meeting Center, 9599 Skokie Boulevard, Skokie, Illinois.

The primary purpose of the Annual Meeting will be to elect seven directors, ratify the appointment of Ernst & Young LLP as Corus' independent public accountants for 2006, approve an increase in the authorized shares of Common Stock, and approve the Corus Bankshares, Inc. 2006 Stock Option Plan. We will also be sharing with you information about our performance during 2005.

Whether you plan to attend the Annual Meeting or not, please date and sign the enclosed proxy and return it in the accompanying envelope. Your vote is very important regardless of how many shares you own. If you do attend the Annual Meeting and wish to vote in person, you may do so, even though you have previously sent in a proxy.

Please note the location for the meeting at the North Shore Skokie Hotel & Executive Meeting Center, 9599 Skokie Boulevard, Skokie, Illinois. Please see the next page for a map and directions.

I look forward to seeing you at the Meeting.

Very truly yours,

/s/ Robert J. Glickman

                      LOCATION FOR THE SHAREHOLDER MEETING

FROM O'HARE INTERNATIONAL AIRPORT:

Exit towards the city and watch for 294 North. Take 294 North to Dempster Street and exit East. Turn left at the first light which is Potter Road. Take Potter Road 1 mile to Golf Road and turn right. Take Golf Road 6 miles to Skokie Blvd and the hotel is on the Southeast corner of Golf Road and Skokie Blvd.

FROM DOWNTOWN CHICAGO:

Take the Kennedy Expressway (90/94) towards Wisconsin. At the junction, stay on 94 West towards Milwaukee (Eden's Expressway). Exit Old Orchard Road (Exit 35) and turn right off the exit ramp. Take Old Orchard Road 4 blocks to Skokie Blvd and turn right. Take Skokie Blvd 4 blocks to Golf Road and the hotel is located on the Southeast corner of Golf Road and Skokie Blvd.

FROM NORTH:

Take 294 South . At the junction where 294 splits, stay on 94 East (Eden's Expressway) towards Chicago. Merge onto US-41 (Skokie Blvd.) South via EXIT 34A. Take US-41 approximately 2 1/2 miles and the hotel is located on the Southeast corner of Golf Road and Skokie Blvd.

                         [NORTH SHORE SKOKIE HOTEL MAP]

                            North Shore Skokie Hotel
                           & Executive Meeting Center
                               Chicago North Shore
                                9599 Skokie Blvd
                                Skokie, IL 60077
                                  847-679-7000

Corus Bankshares, Inc.
3959 N. Lincoln Ave., Chicago, Illinois 60613

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 2006

To our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Corus Bankshares, Inc. will be held on Tuesday, April 18, 2006 at 10:00 a.m. at the North Shore Skokie Hotel & Executive Meeting Center, 9599 Skokie Boulevard, Skokie, Illinois for the following purposes:

     1.   To elect the full board of seven directors;

     2. To consider and act upon ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2006;

     3. To approve an amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of Common Stock;

     4.   To approve the Corus Bankshares, Inc. 2006 Stock Option Plan; and

     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on February 21, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Your attention is directed to the accompanying Proxy, Proxy Statement and 2005 Annual Report of Corus Bankshares, Inc.

                                              By Order of the Board of Directors


                                              /s/ TIM H. TAYLOR
                                              ----------------------------------
                                              Tim H. Taylor
                                              Secretary


Chicago, Illinois
March 15, 2006

NOTE:    Please mark, date and sign the enclosed Proxy and return it promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting in person. You may revoke your Proxy at any time before it is voted.

                             CORUS BANKSHARES, INC.
                              3959 N. LINCOLN AVE.
                             CHICAGO, ILLINOIS 60613
                             -----------------------

                                 PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 2006
                 -----------------------------------------------

                             SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of the Board of Directors of Corus Bankshares, Inc. ("Corus" or the "Company") for use at the Annual Meeting of Shareholders, to be held on April 18, 2006, at 10:00 a.m., at the North Shore Skokie Hotel & Executive Meeting Center, 9599 Skokie Boulevard, Skokie, Illinois, or at any adjournment or postponement of such meeting. These proxy solicitation materials are first being sent to shareholders on or about March 15, 2006. Each proxy received from shareholders will be voted at the meeting and, if specified, as directed, by the shareholder. Unless contrary instructions are given, the proxy will be voted at the meeting (1) FOR the election of the nominees to the Board of Directors, (2) FOR the ratification of Ernst & Young LLP as the Company's independent public accountants, (3) FOR the amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of Common Stock, (4) FOR the ratification of the Corus Bankshares Inc. 2006 Stock Option Plan and, in accordance with the best judgment of the holders thereof, any other business which may properly come before the meeting and be submitted to a vote of the shareholders.

A proxy may be revoked at any time prior to its exercise by means of a written revocation or a properly executed proxy bearing a later date. Shareholders having executed and returned a proxy who attend the meeting and desire to vote in person are requested to so notify the Secretary of Corus prior to or at the time of a vote taken at the meeting. The cost of soliciting proxies in the accompanying form has been or will be borne by Corus. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of Corus who will not receive special compensation for such services. Upon request, Corus will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the common stock, par value $0.05 per share, of Corus (the "Common Stock").

                               VOTING INFORMATION

Shareholders of record as of the close of business on February 21, 2006 are entitled to vote at the meeting. As of the close of business on February 21, 2006, Corus had 27,929,744 shares of Common Stock outstanding. Each share is entitled to one vote. Under the Amended and Restated Articles of Incorporation, the concurrence of a majority of all of the shares present and entitled to vote at the meeting is required for the taking of any action by the shareholders, including the election of directors. Shareholders of Corus have no cumulative voting rights with respect to the election of directors. Shares represented by proxies which are marked "withholding authority" with respect to the election of one or more nominees for election as director and proxies which are marked "abstain" on other proposals will have the effect of a negative vote. However, with respect to brokers who are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be taken into account in determining the outcome of a shareholder vote.

                             PRINCIPAL SHAREHOLDERS

So far as is known to Corus, based upon information furnished to it and a review of filings with the Securities and Exchange Commission, as of February 21, 2006, the following shareholders beneficially owned more than five percent (5%) of the Common Stock of Corus:

                                      AMOUNT AND NATURE OF
            SHAREHOLDER               BENEFICIAL OWNERSHIP   PERCENT
----------------------------------    --------------------   -------
Robert J. Glickman                        6,188,497 (1)         21.6%
Barclays Global Investors N.A.            3,259,350 (2)         11.7%
Edward W. Glickman                        3,105,062 (3)         11.1%
Joseph C. and Beverly R. Glickman         2,473,310 (4)          8.9%

The address for Robert J. Glickman, Edward W. Glickman, and Joseph C. and Beverly R. Glickman is c/o Corus Bankshares, Inc. 3959 N. Lincoln Avenue, Chicago, IL 60613. The address for Barclays Global Investors N.A. is 45 Fremont St., 17th Floor, San Francisco, CA 94105.

(1) Includes 200,628 shares held by Robert J. Glickman's wife, 210,664 shares held by his wife as trustee of a trust for the benefit of one of his children and 99,152 shares as director and officer of the Robert and Caryn Glickman Foundation. Also includes stock options to purchase 698,000 shares of Common Stock that were exercisable on or within 60 days after February 21, 2006. Excludes 343,225 shares held by Michael G. Stein as Trustee for the benefit of Robert J. Glickman's children and 143,510 shares held in the Joseph Glickman Foundation of which Robert is an officer and director. Robert J. Glickman is the son of Joseph C. and Beverly R. Glickman.

(2) Barclays Global Investors N.A. has sole power to dispose of all 3,259,350 shares but only sole power to vote 3,053,631.

(3) Includes 20,140 shares held as trustee for the benefit of various relatives of Joseph C. Glickman under Glickman Family Trusts and 9,902 as director of a charitable corporation. Edward W. Glickman is the son of Joseph C. and Beverly R. Glickman.

(4)  Includes 143,510 shares held as trustee for the Joseph Glickman Foundation.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth, as of February 21, 2006, information with respect to the beneficial ownership of Common Stock by each director, by each executive officer who is named in the summary compensation table included in this Proxy Statement, and by all directors and executive officers of Corus as a group.

                                       AMOUNT AND NATURE OF
DIRECTOR NOMINEES                      BENEFICIAL OWNERSHIP   PERCENT
------------------------------------   --------------------   -------
Robert J. Glickman                              (1)             (1)
Joseph C. Glickman                              (1)             (1)
Robert J. Buford                                   -             -
Kevin R. Callahan                              1,000             *
Rodney D. Lubeznik                             4,775             *
Michael J. McClure                             2,000             *
Peter C. Roberts                                 200             *

NAMED EXECUTIVE OFFICERS (2)
------------------------------------
Randy P. Curtis                               45,038 (3)        0.2%
Richard J. Koretz                             58,800 (3)        0.2%
Michael G. Stein                             422,243 (4)        1.5%
Tim H. Taylor                                 79,600 (3)        0.3%

All Directors and Executive Officers
 as a Group (17 in total)                   9,361,150 (3)      32.4%

The address for each of the Director Nominees and Executive Officers is c/o Corus Bankshares, Inc., 3959 N. Lincoln Ave., Chicago, IL 60613.

*    Represents less than 0.1% of total shares of Common Stock outstanding

(1) See the table under the caption "Principal Shareholders" above for shareholdings of Robert J. Glickman and Joseph C. Glickman.

(2)  Robert J. Glickman, CEO, is listed under Director Nominees.

(3) Includes stock options to purchase shares of Common Stock that were exercisable on or within 60 days after February 21, 2006 in the following amounts: Mr. Curtis - 40,800; Mr. Koretz - 54,800; Mr. Taylor - 79,000; and All Directors and Executive Officers as a Group - 930,100.

(4)  Includes 343,225 shares as trustee of various trusts for children of Robert
     J. Glickman. Excludes 231,784 shares of Corus stock which have been credited to Mr. Stein, but are held back, pursuant to the Commission Program for Commercial Loan Officers.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

Board of Directors
------------------
There were four Board of Directors meetings held in person during 2005.

Compensation Committee
----------------------
Compensation Committee membership included Directors Robert J. Buford, Rodney D. Lubeznik (chairman) and Peter C. Roberts. The Compensation Committee held three regular meetings during 2005. The Compensation Committee is responsible for approving all executive compensation and stock options granted. See the Investor Relations section of the Company's website at www.corusbank.com for the Compensation Committee's written charter.

Nominating Committee
--------------------
Directors Rodney D. Lubeznik, Michael J. McClure (chairman) and Peter C. Roberts served on the Nominating Committee. The primary function of the Nominating Committee is to identify and recommend to the Board of Directors candidates for director nomination. Each member of the Nominating Committee is independent in accordance with the applicable corporate governance listing standards of The Nasdaq Stock Market, Inc. The Nominating Committee has a written charter which is available through the Investor Relations section of the Company's website at www.corusbank.com. Please see "Corporate Governance-Nomination of Directors" below for additional disclosures regarding the Nominating Committee. The Nominating Committee met once during 2005.

Audit Committee
---------------
The Audit Committee consisted of Directors Michael J. McClure (chairman), Rodney
D. Lubeznik and Kevin R. Callahan. The Board of Directors has determined that Michael J. McClure qualifies as an "Audit Committee Financial Expert," as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002. Directors McClure, Lubeznik and Callahan are all independent in accordance with the applicable corporate governance listing standards of The Nasdaq Stock Market, Inc.

The Audit Committee, in addition to reviewing internal control reports, regulatory examination reports, and financial information prior to public release, has sole authority to appoint and replace the independent public accountants and reviews the results of the audit engagement. There were four regular Audit Committee meetings held in person in 2005 and one telephonic meeting. In addition, there were four meetings held by teleconference to review quarterly operating results prior to publicly releasing earnings and filing reports with the Securities and Exchange Commission. The quarterly teleconference meetings were attended by the Chairman of the Audit Committee. The Audit Committee has a written charter, a copy of which is attached to these proxy materials as Exhibit A and is available through the Investor Relations section of the Company's website at www.corusbank.com.

COMPENSATION OF DIRECTORS

Board of Directors
------------------
No fees were paid to Robert J. Glickman for Board or committee meetings in 2005. All other directors were paid $7,500 per Board of Directors meeting attended for the first two meetings of 2005 and $8,000 for each of the last two Board of Directors meetings of 2005.

Compensation Committee
----------------------
A fee of $3,000 per meeting was paid to each director attending a Compensation Committee meeting. Rodney Lubeznik received an additional fee of $6,000 for his service as Chairman of the Compensation Committee.

Nominating Committee
--------------------
Directors attending the Nominating Committee meeting received a fee of $3,000.

Audit Committee
---------------
A fee of $6,000 was paid to each director attending the regular Audit Committee meetings of 2005. In addition, Audit Committee members received $1,200 for one telephonic meeting. As chairman of the Audit Committee, Michael J. McClure received an additional fee of $17,000.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the meeting, it will be proposed to elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

The following individuals are nominees for election. All of the nominees have been selected by the Nominating Committee and have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the proxy holders to vote in favor of the remainder of those named and to vote for substitute nominees at their discretion. Information regarding these seven nominees is set forth in the table below.

                                DIRECTOR NOMINEES
--------------------------------------------------------------------------------
  NAME, AGE AND PERIOD OF                   PRINCIPAL OCCUPATION AND
   SERVICE AS A DIRECTOR               DIRECTORSHIPS FOR PAST FIVE YEARS
---------------------------    -------------------------------------------------
Joseph C. Glickman (90)        Chairman of the Board of Directors of Corus
Director since 1958            Father of Robert J. Glickman

Robert J. Glickman (59)        President, Chief Executive Officer and Director
Director since 1972             of Corus and Corus Bank, N.A.
                               Son of Joseph C. Glickman

Robert J. Buford (57)          President and Chief Executive Officer, Planned
Director since 2003             Realty Group, Inc. and affiliates
                               Owns and operates residential real estate

Kevin R. Callahan (44)         Chief Executive Officer and Director, Affirmative
Director since 2005              Holdings, Inc. - Insurance
                               Private Investor, 2004-2005
                               Chief Executive Officer, Allianz Insurance
                                Company, 2002 - 2004
                               Executive, Aon Capital Market, Aon Risk
                               Services N.A., 1996 - 2002

Rodney D. Lubeznik (58)        President, Chief Executive Officer and Director,
Director since 1994             Restaurant Management Corp.
                               Owns and operates restaurants

Michael J. McClure (45)        Financial Consultant, Self-Employed
Director since 2002            Executive Vice President, Broadspire Management
                                Services, 2003
                               Provides insurance services
                               Executive Vice President, Kemper Insurance,
                                1998 - 2003
                               Provides property and casualty insurance

Peter C. Roberts (45)          Chief Executive Officer - Americas, Jones Lang
Director since 2003             LaSalle, Inc.
                               Global Chief Operating Officer - Jones Lang
                                LaSalle, Inc., 2002
                               Global Chief Financial Officer -Jones Lang
                                LaSalle, Inc., 2001
                               Provides real estate services

PROPOSAL TWO: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Corus is requesting shareholder approval to ratify the Audit Committee's appointment of Ernst & Young LLP as Corus' independent auditors for the fiscal year ending December 31, 2006. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in Corus' and its shareholders' best interests.

One or more representatives of Ernst & Young LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. Ernst & Young LLP representatives will also be available to respond to appropriate questions that shareholders may have.

FEES
The following table represents fees billed to Corus by Ernst & Young, LLP for services provided in 2005 and 2004.

              Fee Category            2005         2004
        ------------------------   ----------   ----------
        Audit Fees                 $  380,000   $  380,850
        Audit-Related Fees             26,350       49,267
        Tax Fees                            -            -
        All Other Fees                  1,500        1,500
                                   ----------   ----------
          Total                    $  407,850   $  431,617

Audit-Related Fees include costs associated with auditing the Company's benefit plans in both 2005 and 2004. In addition, the 2004 Audit-Related Fees include fees associated with responding to SEC comment letters.

The Audit Committee's policies and procedures require pre-approval for all audit and permissible non-audit services to be performed by the independent public accountants. The Chairman of the Audit Committee has the authority to pre-approve non-audit services provided subsequent notification is made to the Audit Committee at the next scheduled meeting.

PROPOSAL THREE: AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Board of Directors has proposed an amendment to Article FIFTH of the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 130,000,000. The proposed amendment is attached to this proxy statement as Exhibit B.

As of February 21, 2006, 27,929,744 shares of Common Stock were issued and outstanding, with 3,341,829 additional shares of Common Stock reserved for issuance pursuant to equity incentive plans. Therefore, the Company has only 18,728,427 shares of Common Stock available for future issuance.

The Board of Directors believes the proposal to increase the number of shares of Common Stock is in the best interests of the Company and its shareholders. If the shareholders approve the proposal, newly authorized shares of Common Stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, stock options, the Company's Commission Program for Commercial Loan Officers or other corporate purposes. These shares of Common Stock will be available for issuance by the Board of Directors without any further shareholder approval, unless otherwise required by applicable law or Nasdaq regulation. Any additional shares, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.

It should be noted that the additional shares of Common Stock could be used to dilute the percentage stock ownership of persons seeking to obtain control of the Company. In this sense, the proposal to increase the number of authorized shares of Common Stock may have an anti-takeover effect.

The approval of this proposed amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting.

The Board of Directors recommends a vote "FOR" approval of the proposal to amend Article FIFTH of the Amended and Restated Articles of Incorporation.

PROPOSAL FOUR: APPROVAL OF THE CORUS BANKSHARES, INC. 2006 STOCK OPTION PLAN

INTRODUCTION

A proposal will be presented at the Annual Meeting to approve the Corus Bankshares, Inc. 2006 Stock Option Plan (the "Plan"). The Plan was approved by the Board of Directors on February 14, 2006, subject to shareholder approval. A summary of the material provisions of the Plan is set forth below. A copy of the Plan is set forth in Exhibit C.

The Plan will become effective April 18, 2006 immediately upon approval by the shareholders (the "Effective Date") and, if approved, will continue in effect until terminated by the Board; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date. However, any awards that are outstanding after Plan termination shall remain subject to the terms of the Plan. If the Plan is approved by shareholders, the Corus Bankshares, Inc. 1999 Stock Option Plan (the "Prior Plan") will be discontinued except as to outstanding awards.

PURPOSE

Corus established the Plan to promote the success of the Company by providing incentives to key employees that will link their personal interests to the long-term financial success of the Company and to the growth in shareholder value. The Plan is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent. The Plan allows the Company to grant awards of equity-based compensation involving Company common stock ("Stock") to key employees. Awards of non-qualified stock options, stock appreciation rights ("SARs"), and restricted stock may be granted under the Plan. The Company believes it is important for the employees of the Company and its subsidiaries to have an equity interest in the Company.

The Board of Directors has approved the Plan, and is recommending it to shareholders for approval.

GENERAL

The Plan is administered by a committee (the "Committee") of two or more members of the Board of Directors of the Company (the "Board") who are selected by the Board. The Committee selects from the eligible individuals those persons to whom awards under the Plan will be granted ("Participants"), the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Because grants under the Plan are discretionary, it is not possible to determine or estimate the benefits or amounts that will be received in the future by any Participant under the Plan.

The maximum number of shares that may be delivered to Participants and their beneficiaries under the Plan shall be 1,500,000 shares of Stock. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited, canceled, settled in cash, or used to satisfy the applicable tax withholding obligation) shall nevertheless be deemed to have been delivered for this purpose. If the exercise price of any option granted under the Plan, or the tax withholding obligation with respect to any award granted under the Plan, is satisfied by tendering shares of Stock to the Company, the total number of shares issued shall be deemed delivered for purposes of determining the number of shares of Stock available for delivery under the Plan.

Awards granted under the Plan are subject to two additional limits. First, the maximum number of shares of Stock that may be covered by options and SARs granted to any one Participant in any one calendar year may not exceed 250,000 shares. Shares of Stock subject to the foregoing limit with respect to which the related award is terminated, surrendered or canceled shall not again be available for grant under this limit. Second, the maximum number of shares of stock that may be delivered to Participants and their beneficiaries under the Plan as restricted stock may not exceed 300,000 shares of Stock.

The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued. At the discretion of the Committee, an award under the Plan may be settled in cash rather than Stock, Stock rather than cash, or a combination of cash and Stock. The closing price with respect to the Stock on February 21, 2006 was $59.49 per share.

In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, split-up, spin-off, consolidation, recapitalization, separation, liquidation, extraordinary cash dividend, Stock dividend, Stock split, share combination, exchange of shares, or any other change in the corporate structure of the Company affecting the Stock), such adjustment shall be made to awards to preserve the benefits or potential benefits of the awards and to prevent dilution or enlargement of rights. Action by the Committee may include an adjustment in the number and class of shares which may be granted and delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding options, SARs and restricted stock awards granted under the Plan; provided that the number of shares subject to any award shall always be a whole number. Action by the Committee may also include: (i) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; (ii) cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the Stock subject to the option at the time of the transaction over the exercise price; and (iii) any other type of adjustment as may be determined to be appropriate and equitable by the Committee determines, in its sole discretion.

Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant.

ELIGIBILITY

All employees of the Company or its subsidiaries who, in the opinion of members of the Committee, are key employees, are eligible to become Participants in the Plan. As of January 31, 2006, the Company and its subsidiaries had 444 full-time employees. The specific employees who will be granted awards under the Plan and the type and amount of any such awards will be determined by the Committee. The Committee may consider the recommendations of a Company officer. No employee shall have any right to be granted an award under the Plan.

STOCK OPTIONS

The Committee may grant a stock option to purchase the Stock at an exercise price determined under the option. All options granted under the Plan shall be non-qualified stock options. The exercise price for an option shall be 100% of the fair market value of the Stock at the time the option is granted (or, if greater, the par value of a share of stock), unless the Committee specifies a higher exercise price at the time that the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as adjusted for corporate transactions described above.

The option shall be exercisable in accordance with the terms established by the Committee. The full purchase price of each share of Stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, in Stock (valued at fair market value as of the day of exercise), or a combination thereof; provided that payments made with Stock shall be limited to shares of Stock held by the Participant for not less than six months prior to the payment date. In addition, a Participant may elect to pay the exercise price by irrevocably authorizing a third party to sell shares acquired upon exercise of the option and remit to the Company a sufficient portion of the proceeds to pay the entire exercise price and any tax withholding resulting from the exercise. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than ten years after the grant date.

STOCK APPRECIATION RIGHTS

A SAR entitles the Participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. The exercise price for a SAR shall be 100% of the fair market value of the Stock at the time the SAR is granted, unless the Committee specifies a higher exercise price at the time the SAR is granted. The exercise price of a SAR may not be decreased after the date of grant nor may a SAR be surrendered to the Company as consideration for the grant of a replacement SAR with a lower exercise price, except as adjusted for corporate transactions described above. The exercise of a SAR shall be settled by a cash payment to the Participant unless the Committee, in its discretion, provides for payment in stock or a combination of cash and stock. The SAR shall be exercisable in accordance with the terms established by the Committee. In no event will a SAR expire more than ten years after the grant date.

RESTRICTED STOCK

The Committee may grant shares of restricted stock, which is Stock that is subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or the achievement of performance or other objectives. The shares of restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, until the termination of the applicable restrictions. Any such awards shall be subject to such other conditions, restrictions and contingencies as the Committee determines.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

A U.S. income tax deduction for the Company will generally be unavailable for the Company for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. It is expected that options and SARs granted under the Plan will satisfy the requirements for "performance-based compensation." Restricted stock granted under the Plan generally will not satisfy the requirements for "performance-based compensation." The Committee will not grant restricted stock awards where in all reasonable likelihood the $1 million limit would be exceeded, unless Committee has taken the steps necessary to satisfy the requirements for "performance-based compensation" to the extent required by section 162(m) of the Internal Revenue Code (the "Code").

CHANGE-IN-CONTROL

Unless an award provides otherwise, if a Participant who is employed by the Company or a subsidiary at the time of a "change-in-control" (defined immediately below) then holds outstanding options or SARs, all such options or SARs then held by the Participant shall become fully exercisable on or after the date of the change-in-control. This right is subject to the expiration provisions otherwise applicable to the option or SAR. Unless an award provides otherwise, if a Participant who is then employed by the Company or a subsidiary at the time of a change-in-control then holds shares of restricted stock, all such shares of restricted stock shall become fully vested and free of the restrictions on the date of the change-in-control; provided that, if the amount of the award or the vesting is to be determined based on the level of performance achieved, the target level of performance shall be deemed to have been achieved.

A "change-in-control" occurs on the date on which any person is or becomes a beneficial owner, directly or indirectly, of Stock representing 50% or more of the total voting power of the Company's then outstanding Stock. For this purpose, a "person" does not include: (i) a trustee or other fiduciary of securities held under an employee benefit plan of the Company; (ii) a corporation, partnership, or trust owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; (iii) any person who is a beneficial owner of 5% or more of the total voting power of the Company's outstanding stock on April 18, 2006; (iv) any charitable foundation; or (v) any person obtaining an ownership interest by reason of a gift, devise or inheritance. A "change-in-control" also includes: (1) any sale, transfer, or disposal of all or substantially all of the assets of the Company; or (2) any merger, consolidation, or other combination of the Company other than (a) a combination with an affiliate of the Company; or
(b) a combination with any non-affiliated company where the Company is the surviving business entity after such combination. In the event of an ambiguity as to whether a change-in-control has occurred, the Committee, in its sole and absolute discretion, shall make a determination whether a change-in-control has taken place and, if so, the exact date on which the change-in-control is deemed to have occurred. Notwithstanding the foregoing, a change-in-control shall be deemed not to have occurred with respect to a Participant, if the Participant is part of a purchasing group which consummates the change-in-control transaction. A Participant will be deemed part of a purchasing group if the Participant is an equity participant or has agreed to become an equity participant, directly or indirectly, in the purchasing company or group (except for an equity interest in the purchasing company or group of less than 10% of any class of such equity).

AMENDMENT, MODIFICATION, AND TERMINATION

The Plan may be amended, modified, or terminated at any time by the Board, provided that no amendment, modification, or termination may adversely affect the rights of any Participant under the award granted prior to the date such amendment is adopted without the Participant's written consent, unless such action is necessary to ensure that Section 409A of the Code does not apply to the Plan. However, without the approval of the shareholders of the Company, no such amendment, modification, or termination may: (i) increase the total number of shares of Stock which may be issued under this Plan, either in the aggregate or to an individual, except as adjusted for corporate transactions described above; (ii) change the class of employees eligible to participate in the Plan; or (iii) change the provisions of the Plan regarding exercise price. The Plan will remain in effect as long as any awards under it are outstanding, but no new awards may be granted after the ten-year anniversary of the Effective Date.

UNITED STATES INCOME TAX CONSIDERATIONS

Under present Federal income tax laws, awards granted under the Plan will have the following tax consequences:

Stock Options
-------------

The grant of a non-qualified stock option ("NQSO") will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

The exercise of an NQSO through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the Participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

Stock Appreciation Rights
-------------------------

The grant of a SAR will not result in taxable income to the Participant. Upon exercise of a SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock
----------------

A Participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the Participant and deductible as such by the Company.

A Participant may elect pursuant to section 83(b) of the Internal Revenue Code to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date, as described below.

Section 83(b) Election
----------------------

If a Participant is granted shares of restricted Stock that are subject to a substantial risk of forfeiture, recognition of income may be accelerated to the date of grant if the Participant files an election under section 83(b) of the Code. Such an election must be filed with the IRS not later than 30 days after the date the property was transferred (i.e., the date of grant), and may be filed prior to the date of transfer. A copy of the election should be filed with the Company. If such an election is properly filed in a timely manner: (i) the Company will be entitled to a deduction at the time of grant and in an amount equal to the fair market value of the shares at the time of grant (determined without regard to forfeiture restrictions and other non-permanent restrictions),
(ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant. If a Participant who has made such an election subsequently forfeits the shares, the Participant will not be entitled to any deduction or loss.

Withholding of Taxes
--------------------

Pursuant to the plan, the Company may deduct, from any payment or distribution of shares under the plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the Participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, a Participant may make an irrevocable election to (i) surrender to the Company shares of Stock to which the Participant is otherwise entitled under the plan, provided however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation, or (ii) surrender to the Company shares of Stock which the Participant already owns, provided, however, that to the extent such shares are used to satisfy more than the minimum statutory withholding obligation, then, except as otherwise provided by the Committee, such payments shall be limited to shares held by the Participant for not less than six months prior to the payment date. The portion of the withholding that is satisfied with shares will be determined using the fair market value of the Stock on the date when the amount of taxes to be withheld is determined.

The use of shares of Stock to satisfy any withholding requirement will be treated, for Federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Stock are delivered by a Participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the Participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

Change-In-Control
-----------------

Any acceleration of the vesting or payment of awards under the Plan in the event of a change-in-control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and which may not be deductible by the Company.

Tax Advice
----------

The preceding discussion is based on Federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. The Company suggests that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

The Board of Directors recommends a vote "FOR" approval of the Corus Bankshares Inc. 2006 Stock Option Plan.

EXECUTIVE COMPENSATION

The following table sets forth the compensation, for services in all capacities to Corus and its subsidiary during the last three fiscal years, earned by Corus' Chief Executive Officer and the other four highest-paid executive officers (the "Named Executive Officers"), who were serving as executive officers at December 31, 2005, as measured on the basis of salary and bonus earned during 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                              ------------------------------------
                                                ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                       ------------------------------------   -----------------------   ----------
          (a)                (b)          (c)           (d)         (e)          (f)           (g)         (h)          (i)
                                                                   OTHER                   SECURITIES                   ALL
                                                                   ANNUAL     RESTRICTED     UNDER-                    OTHER
                                                                   COMPEN-      STOCK        LYING        LTIP         COMPEN-
       NAME AND                          SALARY      BONUS(1)     SATION(2)     AWARDS      OPTIONS/    PAYOUTS(4)    SATION(5)
PRINCIPAL POSITION           YEAR          ($)          ($)         ($)          ($)       SARS(3)(#)       ($)         ($)
-----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Robert J. Glickman           2005         500,000      500,000            0            0       50,000            0            0
President and                2004         500,000      500,000            0            0       60,000            0            0
CEO                          2003         500,000      500,000            0            0       80,000            0            0

Randy P. Curtis              2005         235,000      300,000            0            0       10,000            0        1,070
Executive Vice               2004         225,000      250,000            0            0        8,000            0          950
President                    2003         215,000      100,000            0            0        8,000            0        1,500

Richard J. Koretz            2005         210,000      185,000            0            0       10,000            0        1,500
Senior Vice                  2004         200,000      180,000            0            0       12,000            0        1,500
President                    2003         190,000      170,000            0            0       16,000            0        1,500

Michael G. Stein             2005         275,000    2,155,664      368,107            0            0    2,262,223        1,500
Executive Vice               2004         275,000      570,876      289,801            0            0            0        1,500
President                    2003         275,000      619,540      122,126            0            0            0        1,500

Tim H. Taylor                2005         336,000      300,000            0            0       20,000            0        1,500
Executive Vice               2004         336,000      300,000            0            0       27,000            0        1,500
President and CFO            2003         320,000      300,000            0            0       36,000            0        1,500

(1) Michael Stein's bonus amount represents cash commissions from the Commission Program for Commercial Loan Officers (the "CLO Program").
(2) Represents payment equivalent to the total number of Corus common stock units held back, in accordance with the CLO Program, multiplied by dividends per share paid in each year to Corus common shareholders.
(3)  Reflects the impact of the 100% stock dividend on 12/15/03.
(4) Release pursuant to the CLO Program. Represents releases of prior year holdbacks and consists primarily of the $2.2 million market value of 38,386 shares of Corus common stock issued to Michael Stein on December 15, 2005.
(5)  Represents 401(k) matching contributions.

For a description of the CLO Program, see the Long-Term Incentive Plan section.

OPTION GRANTS IN LAST FISCAL YEAR

The following table discloses stock options granted in 2005 to the Named Executive Officers. No stock appreciation rights were granted to Named Executive Officers in 2005.

                                      OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                     PRICE APPRECIATION FOR
                                 INDIVIDUAL GRANTS                                         OPTION TERM
---------------------------------------------------------------------------------  --------------------------
           (a)                  (b)           (c)           (d)           (e)           (f)          (g)
                             NUMBER OF    % OF TOTAL
                            SECURITIES      OPTIONS
                            UNDERLYING    GRANTED TO     EXERCISE
                              OPTIONS      EMPLOYEES       PRICE      EXPIRATION
           NAME             GRANTED (#)     IN 2005       ($/SH)         DATE         5% ($)        10% ($)
-------------------------  ------------  ------------  ------------  ------------  ------------  ------------
Robert J. Glickman               50,000         33.42         48.50        4/8/15     1,525,069     3,864,825
Randy P. Curtis                  10,000          6.68         48.50        4/8/15       305,014       772,965
Richard J. Koretz                10,000          6.68         48.50        4/8/15       305,014       772,965
Michael G. Stein                      0             0             0           N/A             0             0
Tim H. Taylor                    20,000         13.37         48.50        4/8/15       610,028     1,545,930

The options in the above table were granted on April 8, 2005. The options vest 20% per year over a five-year period and were granted at the market value of the underlying Common Stock on the date of grant. In the event of a change-in-control of the Company, as defined in the 1999 Stock Option Plan document, all outstanding options immediately vest and become exercisable.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

The following table summarizes stock options that were exercised by each of the Named Executive Officers during 2005 and the number and value of stock options that were unexercised at December 31, 2005. No stock appreciation rights were exercised during 2005, and no stock appreciation rights were outstanding at December 31, 2005.

         (a)                   (b)           (c)                   (d)                         (e)
                                                               NUMBER OF
                                                         SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                             SHARES                      DECEMBER 31, 2005 (#)      DECEMBER 31, 2005 ($)
                          ACQUIRED ON       VALUE             EXERCISABLE/              EXERCISABLE/
        NAME              EXERCISE (#)   REALIZED ($)        UNEXERCISABLE             UNEXERCISABLE
-----------------------   ------------   ------------   -----------------------   -----------------------
Robert J. Glickman                   0              0           656,000/194,000      25,631,840/4,451,860
Randy P. Curtis                      0              0             35,800/25,200         1,344,141/487,634
Richard J. Koretz               10,000        440,342             46,800/37,200         1,660,068/840,032
Michael G. Stein                     0              0                       0/0                       0/0
Tim H. Taylor                   33,800      1,462,622             60,600/83,600       1,929,066/1,945,908

LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

The Company maintains a long-term incentive plan for the commercial loan officers, the Commission Program for Commercial Loan Officers (the "CLO Program"). The purpose of the CLO Program is to reward commercial loan officers for new business development on the basis of each individual officer's loan volume generation. An additional, and critical, aspect of this compensation program is that each officer shares in the risk of loss on the loans they generate. A substantial portion of officers' commission is held back for many years and is at risk of loss in the event any of their loans fail to perform. This "holdback" provision is designed to more closely align the goals of the commercial loan officers with the interests of Corus and its shareholders.

While total commissions are expensed each year, only a portion is paid in that year with the remainder held back for many years. The commercial loan officers have various options for "investing" the holdbacks including 1) cash with interest credited based on the prevailing Treasury rate during the holdback period, 2) an account with returns based on an investment that is a function of the S&P 500 Index, and 3) units that are each equivalent to a share of Corus common stock.

The CLO Program allows for the release of holdbacks in instances where an officer's holdback is no longer considered to be at a substantial risk of forfeiture, as calculated under the CLO Program. In addition, no current year holdback will be required for those officers receiving such releases. A portion of Michael G. Stein's holdbacks were released in 2005 and, as such, he had no additional holdbacks in 2005.

Importantly, holdbacks are subject to reduction on an officer-by-officer basis in the event of loan losses. Therefore, the holdbacks effectively provide Corus with an additional loan loss reserve to the extent Corus can recover a portion of any commercial real estate loan losses by reducing or eliminating the holdbacks. As of December 31, 2005, the total value of holdbacks was over $34 million, of which, Michael G. Stein had holdbacks with a market value of approximately $13 million.

BENEFIT PLANS

Upon attainment of normal retirement age, a participant is entitled to receive a monthly benefit for life equal to 22.5% of final monthly average compensation up to covered compensation, plus 37.5% of such participant's final average monthly compensation in excess of covered compensation, decreased proportionately for less than 30 years of credited service. The maximum level of annual compensation for computing retirement benefits in 2005 was $220,000. An employee must be 21 years old and complete one calendar year of employment in which the employee works at least 1,000 hours to be eligible to participate in the pension plan. Once these requirements are met, the employee can enter the plan on either January 1 or July 1. An employee is vested after five years of service in the plan.

The following table lists compensation ranges up to a maximum final average compensation level of $225,000, indexed for the respective years and sets forth the estimated annual benefits payable upon retirement at age 65 for the specified compensation and years of service. The pension benefits are on the basis of a straight life annuity and are not reduced for social security or other benefits received by participants. Annual pension benefits remain fixed after 30 years of service.

                                           YEARS OF SERVICE
 FINAL AVERAGE    --------------------------------------------------------------
COMPENSATION (1)      10           15           20           25           30
----------------  ----------   ----------   ----------   ----------   ----------
$        125,000  $   12,442   $   18,179   $   23,874   $   29,580   $   35,445
         150,000      15,567       22,866       30,124       37,392       44,820
         175,000      18,692       27,554       36,374       45,205       54,195
         200,000      21,817       32,241       42,624       53,017       63,570
         225,000      24,317       35,991       47,624       59,267       71,070

(1) The average annual compensation includes the participant's salary and bonus. Robert J. Glickman, Randy P. Curtis, Richard J. Koretz, Michael G. Stein and Tim H. Taylor all had salary and bonus in excess of $220,000, and as such, are covered only up to the maximum average compensation of $220,000.

The years of credited service as of December 31, 2005 for the Named Executive Officers are as follows: Robert J. Glickman, 36.0 years; Randy P. Curtis, 7.5 years; Richard J. Koretz, 13.0 years; Michael G. Stein, 13.5 years; and Tim H. Taylor, 16.0 years.

Robert J. Glickman, Randy P. Curtis, Richard J. Koretz, Michael G. Stein and Tim
H. Taylor are covered under the medical and dental insurance plans offered by Corus to all of its full-time employees.

CHANGE-IN-CONTROL AGREEMENTS

Corus has Change-In-Control Employment Agreements ("Agreements") with Tim H. Taylor, Randy P. Curtis, Richard J. Koretz and five other executive officers ("Covered Executives") not named in the Summary Compensation Table. The purpose of the Agreements is to provide severance compensation to each covered executive officer in the event of a termination of employment, under the circumstances described below, after a change-in-control of Corus. "Change-in-control" generally occurs on the date when an individual, corporation or partnership (with certain exceptions) becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of the stock of Corus representing 50% or more of the total voting power of Corus' then outstanding stock.

Under the terms of the Agreements, compensation provided to the Covered Executives would be in the form of a lump sum payment equal to (1) 150%-300% of the Covered Executive's annual base salary if, during a period of time ranging from 18 to 36 months following the change-in-control, that person resigns for Good Reason or if that person is terminated by Corus (other than for cause) plus a pro-ration of any bonus paid in the year before the change-in-control for the amount of time employed in the year of termination, or (2) 75%-150% of the Covered Executive's annual base salary if the executive initiates termination for any reason during the 30-day period following the first anniversary of the change-in-control. "Good Reason" means (i) any failure by Corus to comply with the provisions of the Agreement relating to compensation and benefits, or (ii) Corus' relocation of the executive's principal job location to a location, other than Corus' headquarters on the date of the change-in-control, more than 35 miles from his principal job location on the date of the change-in-control. However, no severance compensation is payable to the Covered Executive if the Covered Executive's employment is (i) terminated for cause or (ii) upon resignation other than for Good Reason and outside of the 30-day period previously described. Additionally, no severance compensation would be due in the event of termination for disability or after the death of a Covered Executive. Severance payments will be reduced and/or eliminated if the payments are prohibited by any banking regulations or the loss of a deduction would result under Section 280(g) of the Internal Revenue Code.

EQUITY COMPENSATION PLAN INFORMATION

                                    (a)                             (b)                             (c)
                      ------------------------------  ------------------------------  ------------------------------
                                                                                           Number of securities
                                                                                         remaining available for
                        Number of securities to be                                     future issuance under equity
                          issued upon exercise of       Weighted-average exercise          compensation plans
                           outstanding options,        price of outstanding options,     (excluding securities
Plan Category              warrants and rights              warrants and rights          reflected in column (a))
--------------------  ------------------------------  ------------------------------  ------------------------------
Equity Compensation
 plans approved by             1,965,249 (1)                    $ 23.93 (2)                    1,376,580 (3)
 security holders

Equity Compensation
 plans not approved                   --                             --                               --
 by security holders

  Total                        1,965,249                        $ 23.93                        1,376,580


(1) Includes outstanding stock options representing 1,474,020 shares and 491,229 shares held back under the Commission Program for Commercial Loan Officers.

(2)  Weighted average exercise price relates only to outstanding stock options.

(3) Includes unissued stock options under the 1999 Stock Option Plan of 291,150 and common shares available for issuance under the Commission Program for Commercial Loan Officers of 1,085,430.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee membership in 2005 included Directors Robert J. Buford, Rodney D. Lubeznik and Peter C. Roberts. Robert J. Buford, who has been a director since 2003, is the President and CEO of an entity which was, during 2005, a customer of Corus' subsidiary bank and had transactions with the bank in the ordinary course of business. Such transactions have been and will continue to be on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons. Such transactions did not, and will not, involve more than the normal risk of collectability or present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") is responsible for the approval and oversight of compensation and benefit plans and employment agreements affecting senior management. The Committee consists entirely of independent, non-employee directors who are not eligible to participate in the management compensation program. The Chief Executive Officer is not present during voting or deliberations on his compensation.

OVERALL COMPENSATION PHILOSOPHY

Corus' executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the marketplace practices of other bank holding companies, will retain and attract executives who can achieve Corus' short and long-term goals. This compensation objective is intended to:

     o Align the interests of senior management with the interests of our shareholders;

     o Attract and retain key talent needed to compete successfully in an intensely competitive environment;

     o Motivate executives with competitive total compensation opportunities based on Corus' performance and each individual executive's contributions to that performance;

     o    Emphasize performance-based compensation over fixed salary; and

     o Use long-term equity programs based on the performance of Corus common stock to further align the interests of senior management with our shareholders.

TIMING OF THE BOARD OF DIRECTOR COMPENSATION REVIEW

The Committee awarded 2005 bonuses and set 2006 base salaries at its November 29, 2005 meeting. This report is based upon the decisions made at that meeting. To the extent that specific performance factors were discussed, the Committee considered Corus' actual performance for the nine months ended September 30, 2005 and projections for the entire fiscal year.

PEER GROUP COMPARISONS

The members of the Committee assess the compensation of Corus' CEO and CFO relative to two separate peer groups. The first looks at twenty publicly traded Illinois corporations with market capitalizations similar to Corus. The second focuses on a group of U.S. bank holding companies, drawn from a listing of all publicly traded U.S. bank holding companies with assets between $3 and $15 billion that have market capitalizations similar to Corus. Many of the banking companies in the second peer group are part of the NASDAQ Bank Stock Index, which is included in the Performance Graph for this Proxy Statement.

BASE SALARIES

The base salary for each executive officer is designed to reflect each executive officer's responsibility within and contribution to Corus and to be part of a total compensation package. The base salary established for each executive officer also takes into consideration the following: Corus' performance; a consideration of all other forms of compensation (i.e. bonuses, stock options, see below) provided to the executive officer by Corus; and the compensation for similar job descriptions in the marketplace, in order to assure that our base salaries are competitive to be able to attract and retain executive officers.

BONUSES

Executives may earn cash bonuses, which are determined and awarded on an annual basis (the "Bonus Program"). The Bonus Program is designed to promote a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while rewarding outstanding performance or achievement. The Committee considers the achievements of each executive officer for that year. The achievements may be quantitative or qualitative. While there are no specific performance weightings established, factors considered may include: the position and responsibility of the officer, the performance and contribution of the individual officer, the officer's years of experience with Corus and in the industry, the officer's knowledge of the banking industry, their ability to recruit and build a management team, and their commitment and entrepreneurial spirit. The Committee believes that Corus is still a small enough organization to be able to evaluate the specific contributions made by an executive officer in a given year.

STOCK OPTIONS

In 2005, options were granted to named executives as listed in the "Executive Compensation - Option Grants in Last Fiscal Year" section. All named executive officers presently hold stock options, except for Michael G. Stein.

The Compensation Committee does not assign specific Company or individual formulas when awarding stock options for the CEO or its other executive officers; therefore, the stock option awards made by the Compensation Committee are based upon a subjective determination of the executive officer's overall performance and contributions.

COMMISSION PROGRAM FOR COMMERCIAL LOAN OFFICERS

Corus also has the Corus Bank, N.A. Commission Program for Commercial Loan Officers (the "CLO Program"). The purpose of the CLO Program is to reward commercial loan officers for new business development on the basis of each individual officer's loan volume generation. A critical feature of the CLO Program is that it provides for Corus to hold back a significant portion of commercial loan officers' commissions. These held back commissions are then at risk of loss should Corus experience losses on the loans generated by the commercial loan officer. This "holdback" provision closely aligns the goals of the commercial loan officers with the interests of Corus and its shareholders. The CLO Program is also intended to help attract and retain qualified loan officers.

All commercial loan officers of Corus Bank are eligible to participate in the CLO Program. Currently there are 18 officers of Corus Bank eligible to participate, including Mr. Michael G. Stein. As of December 31, 2005, Mr. Stein had commission holdbacks valued at approximately $13 million.

CHANGE-IN-CONTROL AGREEMENTS

In late 2005, Corus entered into Change-in-Control Agreements ("Agreements") with Tim H. Taylor, Randy P. Curtis, Richard J. Koretz and five other executive officers ("Covered Executives") not named in the Summary Compensation Table. These Agreements are essentially identical to existing Change-in-Control Agreements that expired in late 2005.

The purpose of the Agreements is to provide severance compensation to each executive officer in the event of a termination of employment, under the circumstances described above under "Executive Compensation - Change-In-Control Agreements", after a change-in-control of Corus.

The Committee believes that the Agreements are in the best interests of the shareholders of Corus because, among other things, the Agreements encourage the continued attention and dedication of the Covered Executives to their assigned duties without distraction arising from the possibility of a change-in-control.

CEO COMPENSATION

Mr. Robert J. Glickman's compensation is based on the same basic factors as described above for other members of senior management. The Committee also reviewed, as discussed in the "Peer Group Comparison" section, the compensation practices of: a) twenty publicly traded Illinois corporations with market capitalizations similar to Corus, and b) a group of U.S. bank holding companies, drawn from a listing of all publicly traded U.S. bank holding companies with assets between $3 and $15 billion that have market capitalizations similar to Corus.

In setting Mr. Glickman's salary and bonus, the Committee considered the fact that, while his salary and bonus may be lower than CEOs at comparable organizations, Mr. Glickman is in a unique position to benefit from the success of the organization in other ways. Through his personal equity ownership in the Company, which exceeds 20% as of September 30, 2005, Mr. Glickman shares in the success of the Company through dividends received, as well as through the increased value of his ownership as reflected in the increases in the market price of Corus shares. Furthermore, his potential for additional ownership interest in the Company continues to grow through annual stock option awards.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts commission-based and "performance-based" compensation from the deduction limit if certain requirements are met. The Compensation Committee's objective is to structure Corus' executive compensation programs to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Compensation Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under
Section 162(m) of the Internal Revenue Code and would not be deductible.

CONCLUSION

The Committee believes the executive officers' individual compensation programs discussed in this report are designed in a manner that is consistent with Corus' overall compensation philosophy. As such, the compensation provided to Corus' CEO, Mr. Robert J. Glickman, and to the other executive officers is deemed appropriate.

Rodney D. Lubeznik, Compensation Committee Chair
Robert J. Buford, Compensation Committee Member
Peter C. Roberts, Compensation Committee Member

This Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report or information be specifically incorporated by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert Buford, a director since 2003, is the CEO of an entity that had a letter of credit with Corus Bank in 2005. The letter of credit was made in the ordinary course of business on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons. The transaction did not involve more than the normal risk of collectability or present other unfavorable features. No funds were ever drawn and the letter of credit was cancelled prior to December 31, 2005.

Separately, during 2005, Edward W. Glickman, Robert J. Glickman and Joseph C. Glickman participated in certain loans originated by Corus. These participations resulted from situations where Corus, due to legal lending limit restrictions and holding company participation policy limits, required an outside party's participation in order to close the loans. As an accommodation to Corus, the Glickmans agreed to participate in the loans. The participation details were as follows:


                                                                   Fees and
                                   Total Commitment As of          Interest
                                        December 31,                Paid to
           Participant        --------------------------------    Participant
     (dollars in thousands)       2005                2004          in 2005
     ----------------------   ------------        ------------   ------------
     Edward W. Glickman       $     10,005        $     10,005   $         72
     Robert J. Glickman             17,838 (1)           7,005              -
     Joseph C. Glickman                  -               7,005              -

     (1) As of December 31, 2005, R.J. Glickman was committed to participate in the loan but the loan did not close until January, 2006, at which point $178,000 in fees were earned.

Under the participation agreements, the participants are required to fund their committed amounts at the same time and in proportion to the amount committed by Corus. In addition, the participants receive interest based on the same terms as those applicable to Corus and are subject to the same credit risks. No interest is earned on unfunded commitments.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms received by the Company during or with respect to its most recent fiscal year and written representations from the executive officers and directors, the Company believes that all such reports were filed in a timely manner.

PERFORMANCE GRAPH

The following chart compares the cumulative total returns of Corus Bankshares, Inc., the NASDAQ Stock Market (U.S.) (broad market index) and NASDAQ bank stocks (peer group index). The NASDAQ Stock Market for United States Companies index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market. The NASDAQ Bank Stocks index comprises all banks traded on the NASDAQ National Market and NASDAQ Small-Cap Market. The chart assumes an investment of $100 on January 1, 2001 and dividend reinvestment throughout the period.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
             CORUS BANKSHARES, INC., NASDAQ STOCK MARKET (U.S.), AND
                               NASDAQ BANK STOCKS

                              [CHART APPEARS HERE]

                                              Dollar Value of Investment at December 31
                             ---------------------------------------------------------------------------
                                2000         2001         2002         2003         2004         2005
                             ----------   ----------   ----------   ----------   ----------   ----------
NASDAQ Stock Market (U.S.)   $      100   $       79   $       55   $       82   $       89   $       91
NASDAQ Bank Stocks                  100          108          111          143          163          159
Corus Bankshares, Inc.              100           93           91          133          213          256

REPORT OF THE AUDIT COMMITTEE

In fulfilling its oversight responsibilities, and in accordance with its written charter, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee reviewed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles. Furthermore, the independent public accountants communicated the other matters required to be discussed with the Committee in accordance with Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended that the shareholders ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2006.

While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

Michael J. McClure, Audit Committee Chair
Kevin R. Callahan, Audit Committee Member
Rodney D. Lubeznik, Audit Committee Member

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report or information be specifically incorporated by reference.

CORPORATE GOVERNANCE

NOMINATIONS OF DIRECTORS

In accordance with its charter, the Nominating Committee identifies individuals that the Committee believes are qualified to become Board of Directors ("Board") members in accordance with the nominating criteria set forth below, and recommends to the Board such persons for either appointment to the Board or to stand for election at the next annual meeting of shareholders. The Nominating Committee reviews all proposed nominees for the Board, including those proposed by shareholders. The Nominating Committee evaluates candidates recommended by shareholders in the same way that it evaluates any other nominee.

Board members must possess the acumen, education and experience to make a significant contribution to the Board and bring a diverse range of skills and perspectives that fits within the perceived needs of the Board at a particular time. Board members must have the highest ethical standards, a strong sense of professionalism, independence, and an understanding of the Company's business. Additionally, Board members must have the aptitude and experience to fully appreciate the legal responsibilities of a director and the governance processes of a public company, a willingness to commit, as well as have, sufficient time to discharge their duties to the Board and such other factors as the Nominating Committee determines are relevant in light of the needs of the Board and the Company.

During 2005 the Company did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees. In accordance with its charter, the Nominating Committee retains the ability to engage advisors as appropriate.

For a shareholder to submit a candidate for consideration by the Nominating Committee, a shareholder must notify the Company's secretary. To be considered by the Nominating Committee for nomination and inclusion in the Company's proxy statement at the 2007 Annual Meeting, a shareholder must notify the Company's secretary no later than November 13, 2006 (the date 120 days prior to the first anniversary of the mailing date of the 2006 annual meeting proxy statement). Notices should be sent to: Corus Bankshares, Inc., 3959 N. Lincoln Ave., Chicago, IL 60613 Attn: Mr. Tim H. Taylor, corporate secretary. Notices must meet all of the requirements contained in the Company's By-Laws.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that all non-management directors except for Joseph C. Glickman, or five out of the seven directors, are independent in accordance with The Nasdaq Stock Market, Inc. listing standards. As stated earlier, the Board of Directors has determined that Michael J. McClure qualifies as an "Audit Committee financial expert," as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002.

COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a process for shareholders to communicate with the Board or an individual director. Shareholders may contact the Board or an individual director by writing to their attention at the Company's principal executive offices at 3959 N. Lincoln Ave., Chicago, IL 60613, Attn: Mr. Tim H. Taylor, corporate secretary. Each communication intended for the Board of Directors or an individual director will be forwarded to the specified party in accordance with procedures approved by the independent directors of the Board.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT THE ANNUAL MEETING OF SHAREHOLDERS

The Company encourages each member of the Board of Directors to attend each annual meeting of shareholders. All seven directors attended the annual meeting of shareholders held on April 21, 2005.

CODE OF BUSINESS CONDUCT AND ETHICS

Ethical business conduct is a shared value of Corus' Board of Directors, management and employees. Corus' Code of Business Conduct and Ethics applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.

The Code of Business Conduct and Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Corus' business. Corus encourages all employees, officers and directors to promptly report any violations of the Code to the appropriate persons identified in the Code. A copy of our Code of Business Conduct and Ethics is available through the Investor Relations section of the Corus website at www.corusbank.com.

EXECUTIVE SESSIONS OF THE BOARD

Independent members of the Board of Directors meet in executive sessions without management. Executive sessions are led by a "Presiding Director." An executive session is held in conjunction with regularly scheduled Board meetings at least twice per year and other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Michael J. McClure has been designated as the Presiding Director. The Board of Directors met twice in executive sessions during 2005.

SHAREHOLDER PROPOSALS

Shareholder proposals for consideration at the Company's 2007 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's By-Laws. To be included in the Proxy Statement for the Company's 2007 Annual Meeting, shareholder proposals and Director nominees must be received by our Corporate Secretary at the Company's principal executive offices by November 13, 2006. If, however, a shareholder plans to propose either an item of business or a Director nominee to be considered at the annual meeting of shareholders, that shareholder is required to give notice of such proposal to our Corporate Secretary at least 90 days prior to the anniversary of the most recent annual meeting, or by January 18, 2007 for our 2007 Annual Meeting. The proposals must also comply with certain other requirements as well as all applicable statutes and regulations.

OTHER BUSINESS

Corus is unaware of any other matter to be acted upon at the meeting for shareholder vote. In case of any matter properly coming before the meeting for shareholder vote, the proxy holders named in the proxy accompanying this statement shall vote the proxies in accordance with their best judgment.

By order of the Board of Directors,


                                                               /s/ TIM H. TAYLOR
                                                               -----------------
                                                               Tim H. Taylor
                                                               Secretary

March 15, 2006

                                    EXHIBIT A

                             CORUS BANKSHARES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
                          {Approved February 13, 2006}

I.       PURPOSE

The Audit Committee is appointed by the Board to assist the Board in monitoring:

     o   the integrity of the financial statements of the Company,

     o   the independent auditor's qualifications and independence,

     o the performance of the Company's independent auditors and internal audit function, and

     o   the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

The Audit Committee shall have the authority to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of a) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company b) compensation to any advisors employed by the Audit Committee and c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board.

II.      COMMITTEE MEMBERSHIP

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the NASDAQ Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended by the Public Accounting Reform and Investor Protection Act of 2002 (the Sarbanes/Oxley Act of 2002), and the regulations promulgated thereunder. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. All members shall be able to read and understand financial statements at the time of their appointment. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual company meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In addition, as part of its job to foster open communication, the Committee may, at its option, meet with management, the independent accountants or the outsourced internal auditors in separate executive sessions to discuss any matters that the Committee, or each of these groups, believes should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW
------------------------

1. Oversee, both the accounting and financial reporting processes of the Company, as well as the audits of the financial statements.

2. Review and update this Charter as conditions dictate, but in no case less than annually.

3. Review and discuss with management and the independent auditor the annual audited financial statements including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies. In addition, the Committee will discuss with management any transactions as to which management obtained Statement on Auditing Standards No. 50 letters (accounting interpretations by an accountant other than the independent external auditor).

5.       Review and discuss quarterly reports from the independent auditors on:

         a.    All critical accounting policies and practices to be used.

         b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Discuss with management and the independent auditor the impact on the Company of any new accounting or reporting requirements issued by regulators or in accordance with GAAP. In addition, the Committee shall review with management and the independent auditors the impact of any off-balance sheet structures on the Company's financial statements.

7. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the Earnings Release and the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements. The discussion topics should include the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Chair of the Committee may represent the entire Committee for purposes of this review.

8. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

9. Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

INDEPENDENT AUDITOR
-------------------

10.      Review and evaluate the lead partner of the independent auditor team.

11. The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

12. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee Chairman shall have the authority to pre-approve such non-audit services provided subsequent notification is made to the Audit Committee at the next scheduled meeting.

13. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualification, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and provision of permitted non-audit service is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

14. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law (rotate at least every five years). Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

15. Develop guidelines for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

16. Determine whether there were any issues where the local independent audit team consulted with their national office. If so, discuss those issues with the national office of the independent auditor and assess their ultimate resolution.

17. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

FINANCIAL REPORTING PROCESSES
-----------------------------

18. In consultation with the independent accountants and the outsourced internal auditors, review the integrity of the company's financial reporting processes, both internal and external.

19. Consider the independent accountants' judgments about the appropriateness of the Company's accounting principles as applied in its financial reporting.

20. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, and/or outsourced internal auditors.

INTERNAL CONTROLS AND RISK ASSESSMENT
-------------------------------------

21. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

22. Consider and review with management, the independent accountants and outsourced internal auditors:

         a. The effectiveness of, or deficiencies in, the company's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls; and

         b. Any related significant findings and recommendations of the independent accountants and the outsourced internal auditors together with management's responses thereto, including the timetable for implementation of recommendations to correct deficiencies in internal controls.

INTERNAL AUDIT
--------------

23.      Review and approve the appointment of the outsourced internal auditors.

24. Review activities, Company structure, and qualifications of all of the outsourced internal auditors.

25. Review and evaluate the scope, risk assessment and nature of the plan developed by the outsourced internal auditors and any subsequent changes, including whether or not the plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

REGULATORY AND LEGAL COMPLIANCE
-------------------------------

26. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated (addresses the reporting of illegal acts).

27. Management and the independent auditor shall report to the Audit Committee regarding conformity with applicable legal requirements, including disclosures of insider and affiliated party transactions.

28. Review and approve all related party transactions (predicated on the "independent" members being disinterested in the transaction).

29. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

30. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

31. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

32. Discuss with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, Company compliance policies and programs, and any material reports or inquiries received from regulators or governmental agencies.

OTHER
-----

33. Maintain minutes or other records of meetings and activities of the Audit Committee.

34. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent auditor.

                                    EXHIBIT B

                                    PROPOSED
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             CORUS BANKSHARES, INC.

FIRST :     The name of the corporation (hereinafter called the "corporation")
-----       shall be:

                             CORUS BANKSHARES, INC.

SECOND :    The purposes and powers of this corporation shall be:
------
      (a)   To operate and conduct a bank holding company by providing management service and advice to its subsidiaries relating to such matters as accounting methods, investments, lending and credit techniques and compliance with governmental regulations.

      (b) To do any and all lawful acts and to carry out any and all lawful business purposes permitted by law to a corporation formed under the Minnesota Business Corporation Act.

      (c) To acquire, hold, mortgage, pledge and dispose of the shares, bonds, securities and other evidences of indebtedness of any domestic or foreign corporation.

      (d) To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade-names.

      (e) To enter into obligations or contracts and to do any acts incidental to the transaction of its business or expedient for the attainment of the purposes stated in these articles.

      (f) To do each and all of the things aforesaid for itself, or as agent, broker, factor or consignee of, or associate with another, and to do the same as fully and to the same extent as natural persons might or could do.

            To have in furtherance of the corporate purposes, all of the powers conferred upon corporations incorporated under Chapter 320A, Minnesota Statutes.

            Provided, that the word "and" shall mean "or" as well, and the word "or" shall mean "and" as well, wherever used in this Article.

THIRD :     The duration of the corporation shall be perpetual.
-----

FOURTH :    The address of the registered office of the corporation in the
------      State of Minnesota is c/o C T Corporation System, Inc., 405 Second
            Avenue, South, Minneapolis 55401, and the name of the registered agent of the corporation at that address is C T Corporation System, Inc. The said registered office is located in the County of Hennepin.

FIFTH :
-----
      (a) The total authorized number of par value shares of this corporation shall be one hundred and thirty million (130,000,000) shares; and the par value of each such share shall be Five Cents ($0.05).

      (b) All shares shall have the same relative rights and voting power and be without any relative preference or restrictions.

      (c) The corporation shall have and does hereby retain a first lien on the shares of its stockholders, and upon all dividends due thereon, for any indebtedness by such stockholders to the corporation.

SIXTH :     No shareholder entitled to vote in the election of directors shall
-----       be entitled as of right to cumulative voting in any such election.

SEVENTH :   Any action required or permitted to be taken at a meeting of the
-------     Board of Directors of the corporation, other than an action requiring shareholder approval, may be taken by written action signed by the number of directors that would be required to make the same action at a meeting of the Board of Directors at which all directors were present.

EIGHTH :    The corporation shall, to the fullest extent permitted by Chapter
------      302A, Minnesota Statutes, as the same may be amended and
            supplemented, indemnify any and all persons whom it shall have power to indemnify under said Chapter from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Chapter.

NINTH :     No director of the corporation shall be personally liable to the
-----       corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article
            Ninth shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its shareholders,
            (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under section 302A.559 or 80A.23 of the Minnesota Statutes, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the effective date of this Article Ninth. No amendment to or repeal of this Article Ninth shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

TENTH :     No holder of shares of capital stock of the corporation shall have
-----       any preemptive or preferential right of subscription to any shares of stock of the corporation, whether now or hereafter authorized, or to any obligations convertible into stock of the corporation issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its sole discretion, may from time to time determine, and at such price as the Board of Directors from time to time may fix.

ELEVENTH :  The corporation's business and conduct of its affairs shall be
--------    regulated as follows:

      (a) The management of the business and affairs of this corporation and the custody of its properties shall be vested in a Board of Directors of not less than five (5) and not more than thirteen (13) members who need not be stockholders. A majority of the Board of Directors shall constitute a quorum.

      (b) The Board of Directors may adopt and amend by-laws and adopt a seal for this corporation.

      (c) The annual meeting of the stockholders of this Corporation shall be held on a day and hour and place to be designated by the Board of Directors. Such date shall not be earlier than the First Monday in April and not later than the last Monday in May of each year. At all meetings of stockholders, special or annual, a majority of the stock entitled to vote thereat shall constitute a quorum. The affirmative vote of a majority of all of the shares present and entitled to vote thereat shall be required for the taking of any action by the stockholders, including the election of directors, except where the Minnesota Business Corporation Act requires a larger proportion or number.

      (d) The directors, when elected, shall hold office until the annual meeting of stockholders in the following year and until their successors shall have been elected and have qualified.

      (e) Immediately following the annual meeting of stockholders, the annual meeting of directors shall be held. At such meeting the officers of the corporation shall be elected by the directors. The officers, when elected, shall hold office until the annual meeting of directors in the following year and until their successors shall have been elected and have qualified. The officers of the corporation shall consist of a President, Vice-President, Secretary, Treasurer, and such assistant secretaries and assistant treasurers as the Board of Directors shall from time to time determine. Any one person may hold one or more offices.

      (f) The shares in this corporation shall be issued from time to time upon order of the Board of Directors for such consideration of cash, or other property, tangible or intangible, or services, or of an amount transferred from surplus to stated capital upon a share dividend, as the Board of Directors in its discretion shall determine.

                                    EXHIBIT C

                             CORUS BANKSHARES, INC.
                             2006 STOCK OPTION PLAN

      ARTICLE 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN
      -------------------------------------------------------------

      1.1   Establishment of the Plan. Corus Bankshares, Inc. (hereinafter
            -------------------------
referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "2006 Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of nonqualified stock options, stock appreciation rights, and restricted stock to Key Employees. Subject to approval by the Company's shareholders in accordance with applicable law and NASDAQ rules at the Company's 2006 annual meeting of its shareholders, the Plan shall become effective as of April 18, 2006 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. Awards may be granted hereunder on or after the Effective Date, but in no event be exercisable or payable to a Participant prior to such shareholder approval; and, if such approval is not obtained within twelve (12) months after the Effective Date, such awards shall be of no force and effect.

      1.2   Purpose of the Plan. The purpose of the Plan is to promote the
            -------------------
success of the Company by providing incentives to Key Employees that will link their personal interests to the long-term financial success of the Company and to the growth in shareholder value. The Plan is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

      1.3   Duration of the Plan. The Plan shall commence on the Effective Date,
            --------------------
as described in Section 1.1. herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 12, until all Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Plan's Effective Date.

      ARTICLE 2. DEFINITIONS AND CONSTRUCTION
      ---------------------------------------

      2.1   Definitions. Whenever used in the Plan, the following terms shall
            -----------
have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

            (a) "Affiliate" of the Company means any Person or entity that controls, is controlled by or is under common control with the Company. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled," "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            (b) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights or Restricted Stock.

            (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

            (e) "Change-in-Control" shall occur on the date on which any Person other than:

                  (i) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;

                  (ii) a corporation, partnership, or trust owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company;

                  (iii) any Person who is a beneficial owner of 5% or more of the total voting power of the Company's outstanding stock on the date hereof;

                  (iv)  any charitable foundation; or

                  (v) any Person obtaining an ownership interest by reason of a gift, devise or inheritance is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 50% or more of the total voting power of the Company's then outstanding stock. A Change-in-Control shall also include: (1) any sale, transfer, or disposal of all or substantially all of the assets of the Company; or (2) any merger, consolidation, or other combination of the Company other than: (a) a combination with an Affiliate of the Company; or (b) a combination with any non-Affiliated company where the Company is the surviving business entity after said combination. In the event of an ambiguity as to whether a Change-in-Control has occurred, the Committee, in its sole and absolute discretion, may make a determination whether a Change-in-Control has taken place. The Committee has final authority to determine the exact date on which a Change-in-Control has been deemed to have occurred.

Notwithstanding the foregoing, in no event shall a Change-in-Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change- in-Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant, directly or indirectly, in the purchasing company or group (except for an equity interest in the purchasing company or group of less than 10% of any class of such equity).

            (f)   "Cause" means:

                  (i) the willful and continued failure by the Participant to substantially perform his duties to the Company or its Affiliates within a reasonable period of time after a written demand for substantial performance is delivered to the Participant by the Company's Chief Executive Officer, which demand specifically identifies the manner in which the Chief Executive Officer believes that the Participant has not substantially performed his duties;

                  (ii) the Participant's engaging in a criminal act related to his employment for which he is convicted;

                  (iii) the removal of the Participant from his position with the Company or any of its Affiliates by bank regulators; or

                  (iv) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or the engaging by the Participant in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Board, the Participant's credibility and reputation no longer conform to the standard of the Company's employees.

For purposes of this Plan, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and its Affiliates.

            (g) "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

            (h) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

            (i) "Company" means Corus Bankshares, Inc., a bank holding corporation or any successor thereto as provided in Article 15 herein.

            (j) "Disability" shall be considered to exist for a Participant during any period in which he has a physical or mental disability which renders him incapable, after reasonable accommodation, of performing his duties to the Company; provided, however, that the Participant shall not be considered to have a "Disability" unless (i) for a period of no less than 120 consecutive days, the Participant, as a result of a physical or mental disability, is incapable, after reasonable accommodation, of performing any essential functions of the Participant's duties; and (ii) at the Participant's termination of employment, the Participant will immediately begin receiving long term disability benefits totaling no less than 60% of the Participant's salary (as such was immediately prior to termination) under the Company's long-term disability plan or another arrangement providing substantially similar benefits. In the event of a dispute as to whether the Participant has a Disability, the Company may refer the same to a licensed practicing physician mutually agreeable to the Company and Participant, and the Participant agrees to submit to such tests and examinations as such physician shall deem appropriate.

            (k) "Fair Market Value" on a specified date means the average of the bid and asked closing prices at which a Share is traded on the over-the-counter market on that date, as reported on the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), or the closing price at which a Share is listed if listed as a national market security on NASDAQ or on a national securities exchange on which Shares are primarily traded; but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

            (l) "Key Employee" means an employee of the Company or one of its Subsidiaries, including an employee who is an officer or a director of the Company or one of its Subsidiaries, who, in the opinion of members of the Committee, can contribute significantly to the growth and profitability of the Company. "Key Employee" also may include those employees, identified by the Committee, in situations concerning extraordinary performance, promotion, retention, or recruitment. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee.

            (m) "Nonqualified Stock Option" or "NSO" means an Option that is not intended to be an "incentive stock option" within the meaning of section 422(b) of the Code.

            (n) "Option" means the right to purchase Shares at an Exercise Price established by the Committee, subject to the terms and conditions of the Plan (including but not limited to Section 6.12) and of the relevant Option agreement. All Options granted under the Plan shall be Nonqualified Stock Options.

            (o) "Participant" means a Key Employee of the Company who has been granted an Award under the Plan.

            (p) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted and the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

            (q)   "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d).

            (r) "Plan" means the Corus Bankshares, Inc. 2006 Stock Option Plan, as herein described.

            (s) "Restricted Stock" means a Stock Award granted to a Participant pursuant to Article 8 herein, with such Shares or right to future delivery of such Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

            (t)   "Stock" or "Shares" means the common stock of the Company.

            (u) "Stock Appreciation Right" and "SAR" mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.

            (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.2   Gender and Number. Except where otherwise indicated by the context,
            -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      2.3   Severability. In the event any provision of the Plan shall be held
            ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      2.4   Electronic Documentation and Notification. Documentation and
            -----------------------------------------
notification under the Plan shall include and be satisfied by electronic forms of documentation and notification.

      ARTICLE 3. ADMINISTRATION
      -------------------------

      3.1   The Committee. The authority to control and manage the operation and
            -------------
administration of the Plan shall be vested in the Committee, which shall consist of not less than two directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Each member of the Committee shall be a "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act and an "outside director" for purposes of Code Section 162(m) and the regulations thereunder.

      3.2   Authority of the Committee. Subject to the provisions of the Plan,
            --------------------------
the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to make all other determinations that may be necessary or advisable for the administration of the Plan; to accelerate the exercisability of any Award or the end of a Period of Restriction or the termination of any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 12 herein) to amend the terms and conditions of any outstanding Option, SAR or Restricted Stock Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Committee may, without the consent of the Person or Persons entitled to exercise any outstanding Option or to receive payment of any other outstanding Award, adversely affect the rights of such Person or Persons, unless such action is necessary to ensure that
Section 409A of the Code does not apply to the Plan.

      3.3   Selection of Participants. The Committee shall have the authority to
            -------------------------
grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees) as may be selected by it, in its discretion and to determine the time or times of receipt, to determine the types of Awards, and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions and all other terms, conditions and provisions of such Awards. The Committee shall select Participants from among those whom it has identified as being Key Employees. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. Nothing contained in the Plan or any resolutions adopted or to be adopted by the Board of Directors or by the shareholders of the Company shall constitute the granting of an Award under the Plan.

      3.4   Decisions Binding. All interpretations, determinations and decisions
            -----------------
made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, shareholders, employees, Participants and their estates and beneficiaries.

      3.5   Delegation of Certain Responsibilities. Subject to the following
            --------------------------------------
sentences, the Committee may delegate to appropriate officers of the Company the administration of the Plan under this Article 3. Notwithstanding the preceding sentence or any other provisions in the Plan, the Committee shall in no event possess the ability to delegate (a) its authority to correct errors, omissions or inconsistencies in the Plan, or (b) any other authority to the extent such delegation would be prohibited by applicable law or the applicable rules of a stock exchange or market, or would be inconsistent with the requirements of Rule 16b-3 of the Exchange Act or the regulations issued under Code Section 162(m) relating to performance-based compensation in such a way as to cause any Options or SARs to be subject to the limitations of Code Section 162(m) on deductible compensation. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee. Such delegation may be revoked by the Committee at any time.

      3.6   Procedures of the Committee. All determinations of the Committee
            ---------------------------
shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification (as provided in Article 14 herein), and limitation of liability and reimbursement with respect to their services as members of the Committee to the same extent as for services as directors of the Company.

      3.7   Award Agreements. An Award under the Plan shall be subject to such
            ----------------
terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe, which need not be the same in all cases. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. Such document is referred to in the Plan as an "Award Agreement." The Committee may approve a standard form of Award Agreement for each type of Award that shall be used for all such Awards, unless the Committee provides otherwise at the time of grant. A copy of a Participant's Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document and deliver it to the Company. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of such agreements as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan.

      3.8   Form and Time of Elections. Unless otherwise specified herein, each
            --------------------------
election required or permitted to be made by any Participant or other Person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Company shall require.

      3.9   Information to be Furnished to the Committee. The Company and
            --------------------------------------------
Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all Persons unless determined to be incorrect. Participants and other Persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

      ARTICLE 4.  STOCK SUBJECT TO THE PLAN
      -------------------------------------

      4.1 The Shares with respect to which Awards may be made under the Plan shall be Shares currently authorized but unissued.

      4.2 Subject to the following provisions of this subsection 4.2, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be 1,500,000 Shares.

            (a) To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, expires or is canceled, or the Shares are not delivered (including, without limitation, by reason of the Award being settled in cash), such Shares shall nevertheless be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

            (b) If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation) in accordance with section 6.6(b), the total number of Shares issued shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares issued pursuant to section 7.4 (relating to SARs settled by the delivery of Shares in lieu of a cash payment) shall also be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

            (c) Subject to paragraph 4.2(d), the following additional maximums are imposed under the Plan.

                  (i) The maximum number of Shares that may be covered by Awards granted to any one individual pursuant to Article 6 and Article 7 (relating to Options and SARs) shall be 250,000 Shares during any one calendar-year period. To the extent required by Section 162(m) of the Code and so long as 162(m) is applicable to Persons eligible to participate in the Plan, Shares of Stock subject to the foregoing limit with respect to which the related Award is forfeited, expires or is canceled shall not again be available for grant under this limit.

                  (ii) The maximum number of Shares that may be issued in conjunction with Awards granted pursuant to Article 8 (relating to Restricted Stock) shall be 300,000 Shares.

            (d)   Adjustments in Authorized Shares. In the event of any merger,
                  --------------------------------
reorganization, split-up, spin-off, consolidation, recapitalization, separation, liquidation, extraordinary cash dividend, Stock dividend, Stock split, share combination, exchange of shares, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of Shares which may be granted and delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs and Restricted Stock Awards granted under the Plan to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. An adjustment may include, without limitation: (i) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the exercise price; and (iii) any other type of adjustment as may be determined to be appropriate and equitable by the Committee, in its sole discretion.

      4.3   General Restrictions. Delivery of Shares or other amounts under the
            --------------------
Plan shall be subject to the following:

            (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

            (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares of non-Restricted Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market, unless the Committee provides otherwise.

      4.4   Grant and Use of Awards. In the discretion of the Committee, a
            -----------------------
Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Notwithstanding the provisions of Sections 6.3 and 7.3, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the Award.

      4.5   Settlement and Payments. Awards that are to be settled through the
            -----------------------
delivery of Shares may, in the discretion of the Committee, be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Awards that are to be settled through the payment of cash may, in the discretion of the Committee, be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

      ARTICLE 5. ELIGIBILITY AND PARTICIPATION
      ----------------------------------------

      5.1   Eligibility. Persons eligible to participate in this Plan include
            -----------
all employees of the Company or a Subsidiary who, in the opinion of members of the Committee, are Key Employees. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. "Key Employees" may include employees who are members of the Board, but may not include directors who are not full-time employees.

      5.2   Actual Participation. Subject to the provisions of the Plan, the
            --------------------
Committee may from time to time select from Key Employees, those to whom Awards shall be granted and determine the nature and amount of each Award, and thereby become "Participants" in the Plan. The Committee may consider the recommendations of a Company officer. No employee shall have any right to be granted an Award under this Plan.

      ARTICLE 6. STOCK OPTIONS
      ------------------------

      6.1   Grant of Options. Subject to the terms and provisions of the Plan,
            ----------------
Options may be granted to Key Employees at anytime and from time to time as shall be determined by the Committee. Subject to Article 4, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. All Options granted under the Plan shall be Nonqualified Stock Options.

      6.2   Option Agreement. Each Option grant shall be evidenced by an Award
            ----------------
Agreement pursuant to section 3.7 of the Plan that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other terms and provisions as the Committee shall determine.

      6.3   Exercise Price. The "Exercise Price" of each Option and SAR granted
            --------------
under this Article 6 and Article 7 shall be 100% of the Fair Market Value of a Share on the date of grant (or, if greater, the par value of a share of Stock), unless the Committee specifies a higher Exercise Price at the time that the Option or SAR is granted.

      Except for adjustments pursuant to paragraph 4.2(d) (relating to the adjustment of shares), the Exercise Price for any outstanding Option may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower exercise price.

      6.4   Duration of Options. Each Option shall expire upon the tenth (10th)
            -------------------
anniversary date of its grant unless the Committee specifies otherwise at the time of grant.

      6.5   Exercise of Options. Options granted under the Plan shall be
            -------------------
exercisable, on such terms and conditions and during such periods specified in an Award Agreement, which need not be the same for all Participants.

      6.6   Payment. Options shall be exercised by the delivery of a written
            -------
notice to the Company setting forth the number of Shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Shares, subject to the following:

            (a) Subject to the following provisions of this Section 6.6, the full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement described in paragraph (c), payment may be made as soon as practicable after the exercise).

            (b) Subject to applicable law, the Exercise Price shall be payable in cash or, at the Participant's election, by tendering, by either actual delivery of Shares or by attestation, Shares valued at Fair Market Value as of the day of exercise, or, at the Participant's election, in any combination of cash and Shares thereof; provided that payments made with Shares in accordance with this paragraph (b) shall be limited to Shares held by the Participant for not less than six months prior to the payment date. Such elections must be made by a Participant on or prior to the date of exercise. The Committee may disapprove of any election, may suspend or terminate the right to make elections, or may provide with respect to any Award under the Plan that the right to make elections shall not apply to such Awards.

            (c) Subject to applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

      The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

      6.7   Restrictions on Stock Transferability. The Committee shall impose
            -------------------------------------
such restrictions on any Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Stock is then listed and under any blue sky or state securities laws applicable to such Shares.

      6.8   Termination of Employment Due to Death or Disability. In the event
            ----------------------------------------------------
the employment of a Participant is terminated by reason of death, any outstanding Options shall become 100% vested and immediately exercisable at any time prior to the expiration date of the Options or within 90 days after such date of termination of employment, whichever period is shorter, by such Person or Persons as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options shall become 100% vested and immediately exercisable at any time prior to the expiration date of the Options or within 90 days after such date of termination of employment, whichever period is shorter.

      6.9   Termination of Employment for Other Reasons. If the employment of a
            -------------------------------------------
Participant shall terminate for any reason other than death, Disability or for Cause, all outstanding Options that have not become vested and exercisable as of his date of termination shall terminate immediately on that date. All outstanding Options that have become vested and exercisable as of his date of termination shall terminate one month after such date of termination. In its sole discretion, the Committee may extend the exercisability of any outstanding Option that was vested and exercisable as of his date of termination for up to 90 days, but in no event beyond the expiration date of the Option.

      If the employment of a Participant shall terminate for Cause, rights under all outstanding Options shall be immediately terminated upon termination of employment.

      6.10  Nontransferability of Options. Except as otherwise provided by the
            -----------------------------
Committee in the applicable Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of a Participant only by the Participant or during the period that the Participant is under a legal disability by the Participant's guardian or legal representative.

      6.11  Rule 16b-3 Requirements. Notwithstanding any other provision of the
            -----------------------
Plan, the Committee may impose such conditions on exercise of an Option (including without limitation the right of the Committee to limit the time of exercise to specified periods) as may be necessary to satisfy the requirements of Rule 16b-3.

      6.12  Form of Settlement. As soon as practicable, after receipt of written
            ------------------
notification and payment, the exercise of Options shall be settled by the delivery of the appropriate number of Shares to the Participant (or its designee, in the case of exercises pursuant to section 6.6(c)) unless the Committee, in its discretion, provides otherwise pursuant to Section 4.5 of the Plan. Options settled for a cash payment in lieu of Shares shall be for an amount of cash equal to the excess of (a) the Fair Market Value at the time of exercise of the number of the Shares of Stock to be settled in cash; over (b) the total Exercise Price for such Shares established by the Committee; reduced by (c) withholding for all applicable taxes.

      ARTICLE 7. STOCK APPRECIATION RIGHTS
      ------------------------------------

      7.1   Grant of Stock Appreciation Rights. Subject to the terms and
            ----------------------------------
provisions of the Plan, Stock Appreciation Rights ("SARs") may be granted to Participants at any time and from time to time as shall be determined by the Committee.

      7.2   Exercise of SARs. SARs may be exercised upon whatever terms and
            ----------------
conditions the Committee, in its sole discretion, imposes upon the SARs.

      7.3   Payment of SAR Amount. Upon exercise of the SAR, the holder shall be
            ---------------------
entitled to receive payment of an amount (subject to Section 7.5 below) determined by multiplying:

            (a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the Exercise Price (determined at Section 6.3) by

            (b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

      7.4   Form of Payment. The exercise of SARs shall be settled by a cash
            ---------------
payment to the Participant unless the Committee, in its discretion, provides otherwise pursuant to Section 4.5 of the Plan. SARs settled by the delivery of Shares in lieu of a cash payment shall be for a number of Shares equal to (a) the amount of the cash payment to be settled in Shares; reduced by (b) withholding for all applicable taxes; and then divided by (c) the Fair Market Value of a share of Stock at the date of exercise.

      7.5   Limit on Appreciation. At the time of grant, the Committee may
            ---------------------
establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

      7.6   Rule 16b-3 Requirements. Notwithstanding any other provision of the
            -----------------------
Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3.

      7.7   Term of SAR. The term of an SAR granted under the Plan shall not
            -----------
exceed 20 years.

      7.8   Termination of Employment. In the event the employment of a
            -------------------------
Participant is terminated by reason of death, Disability, Cause, retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 6.8 and 6.9 herein.

      7.9   Nontransferability of SARs. Except as otherwise provided by the
            --------------------------
Committee in the applicable Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of a Participant only by the Participant or during the period that the Participant is under a legal disability by the Participant's guardian or legal representative.

      ARTICLE 8. RESTRICTED STOCK
      ---------------------------

      8.1   Grant of Restricted Stock. Subject to the terms and provisions of
            -------------------------
the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.

      8.2   Restricted Stock Agreement. Each Restricted Stock grant shall be
            --------------------------
evidenced by a Restricted Stock agreement that shall specify the Period of Restriction, or periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

      8.3   Nontransferability of Restricted Stock. Except as otherwise provided
            --------------------------------------
in this Article 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or during the period that the Participant is under a legal disability by the Participant's guardian or legal representative.

      8.4   Other Restrictions. The Committee shall impose such other
            ------------------
restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      8.5   Certificate Legend. In addition to any legends placed on
            ------------------
certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

      "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2006 Stock Option Plan of Corus Bankshares, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock agreement dated _____________. A copy of the Plan, such rules and procedures, and such Restricted Stock agreement may be obtained from the Secretary of Corus Bankshares, Inc."

      8.6   Removal of Restrictions. Except as otherwise provided in this
            -----------------------
Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his Stock certificate.

      8.7   Voting Rights. During the Period of Restriction, Participants
            -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares to the same extent as would have been applicable to the Participant if the Participant was then vested in the Shares; provided, however, that the Participant shall not be entitled to vote the Shares with respect to record dates for such voting rights arising prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Shares.

      8.8   Dividends and Other Distributions. During the Period of Restriction,
            ---------------------------------
Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held at the same time such dividends are paid to other shareholders; provided, however, that no dividends shall be payable to or for the benefit of the Participant for Shares with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Shares. If any such dividends or distributions are paid in shares of Stock, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

      8.9   Termination of Employment Due to Death or Disability. In the event a
            ----------------------------------------------------
Participant's employment is terminated because of death or Disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4, the Shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

      8.10  Termination of Employment for Other Reasons. In the event that a
            -------------------------------------------
Participant terminates his employment with the Company for any reason other than for Death or Disability as set forth in Section 8.9 herein, during the Period of Restriction, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

      ARTICLE 9. BENEFICIARY DESIGNATION
      ----------------------------------

      9.1   Beneficiary Designation. If any rights of the Participant or
            -----------------------
benefits distributable to the Participant under the Plan have not been exercised or distributed, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in a writing filed, during the Participant's lifetime, with the Company in such form and at such time as the Company shall require. Each designation will revoke all prior designations by the same Participant. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary's exercise of all rights under the Plan or before the complete distribution of benefits to the Designated Beneficiary under the Plan, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

      ARTICLE 10. RIGHTS OF EMPLOYEES
      -------------------------------

      10.1  Participation. No employee shall have a right to be selected as a
            -------------
Participant, or having been so selected, to be selected again as a Participant. Neither a Participant nor any other Person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any Person.

      10.2  Employment. The Plan does not constitute a contract of employment,
            ----------
and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

      ARTICLE 11. CHANGE-IN-CONTROL
      -----------------------------

      11.1  In General. Subject to the provisions of paragraph 4.2(d) (relating
            ----------
to the adjustment of Shares), and except as otherwise provided in the Plan or an Award Agreement reflecting the applicable Award:

            (a) If a Participant who is employed by the Company or a Subsidiary at the time of a Change-in-Control then holds one or more outstanding Options, all such Options then held by the Participant shall become fully exercisable on and after the date of the Change-in-Control (subject to the expiration provisions otherwise applicable to the Options).

            (b) If a Participant who is employed by the Company or a Subsidiary at the time of a Change-in-Control then holds one or more outstanding SARs, all such SARs then held by the Participant shall become fully exercisable on and after the date of the Change-in-Control (subject to the expiration provisions otherwise applicable to the SARs).

            (c) If a Participant who is employed by the Company or a Subsidiary at the time of a Change-in-Control then holds one or more shares of Restricted Stock, all such Restricted Stock shall become fully vested on the date of the Change-in-Control; provided that, if the amount of the Award or the vesting is to be determined based on the level of performance achieved, the target level of performance shall be deemed to have been achieved.

      ARTICLE 12. AMENDMENT, MODIFICATION, AND TERMINATION
      ----------------------------------------------------

      12.1  Amendment, Modification, and Termination. With the approval of the
            ----------------------------------------
Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the shareholders of the Company no such termination, amendment or modification may:

            (a) Increase the total number of shares of Stock which may be issued under this Plan, either in the aggregate or to an individual, except as provided in Section 4.2(d) herein;

            (b) Change the class of employees eligible to participate in the Plan; or

            (c)   Change the provisions of the Plan regarding Option Exercise
Price.

      12.2  Awards Previously Granted. No termination, amendment or modification
            -------------------------
of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant, unless such action is necessary to ensure that Section 409A of the Code does not apply to the Plan.

      ARTICLE 13. WITHHOLDING
      -----------------------

      13.1  Tax Withholding. All distributions under the Plan are subject to
            ---------------
withholding of all applicable taxes, and the Company may condition the delivery of any cash, Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

      13.2  Stock Withholding Elections. Due to the exercise of a (a)
            ---------------------------
Nonqualified Stock Option, (b) lapse of restrictions on Restricted Stock, or (c) the issuance of any other Stock Award under the Plan, a Participant may make an irrevocable election to (i) surrender to the Company shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that such Shares under this clause (i) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), or (ii) surrender to the Company shares of Stock (by actual delivery or attestation) which the Participant already owns, provided, however, that to the extent Shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with Shares in accordance with this clause (ii) shall be limited to Shares held by the Participant for not less than six months prior to the payment date. Such elections must be made by a Participant on or prior to the date of exercise. The Committee may disapprove of any election, may suspend or terminate the right to make elections, or may provide with respect to any Award under the Plan that the right to make elections shall not apply to such Awards.

      ARTICLE 14. INDEMNIFICATION
      ---------------------------

      14.1  Indemnification. Each Person who is or shall have been a member of
            ---------------
the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall neither be exclusive of nor exceed any other rights of indemnification to which such Persons may be entitled under the Company's Articles of Incorporation, Bylaws or indemnification agreements, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      ARTICLE 15. SUCCESSORS
      ----------------------

      15.1  Successors. This Plan shall be binding upon, and inure to the
            ----------
benefit of, the Company and its successors and assigns, and upon any Person acquiring, whether by direct or indirect merger, consolidation, purchase of assets and/or stock, or otherwise, all or substantially all of the business and/or assets of the Company.

      ARTICLE 16. REQUIREMENTS OF LAW
      -------------------------------

      16.1  Requirements of Law. The granting of Awards and the issuance of
            -------------------
shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

      16.2  Governing Law. The Plan, and all agreements hereunder, shall be
            -------------
construed in accordance with and governed by the laws of the State of Illinois.

                             Corus Bankshares, Inc.
                            3959 North Lincoln Avenue
                             Chicago, Illinois 60613

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED, revoking previous proxies for such stock, hereby appoints J.C. Glickman and R.J. Glickman or either one of them the proxy of the undersigned with full power of substitution, to vote all stock of Corus Bankshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation to be held at the NORTH SHORE SKOKIE HOTEL & EXECUTIVE MEETING CENTER, 9599 Skokie Boulevard, Skokie, Illinois, at 10:00 a.m. on April 18, 2006, and at any adjournment or postponement thereof:

1. ELECTION OF DIRECTORS
FOR all nominees listed below             WITHHOLDING AUTHORITY to
(except as marked to the                  vote for all nominees
 contrary below)           ____________   listed below             ___________

(INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

Joseph C. Glickman   Robert J. Buford    Rodney D. Lubeznik     Peter C. Roberts
Robert J. Glickman   Kevin R. Callahan   Michael J. McClure

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

FOR ____________          AGAINST ____________          ABSTAIN ____________

3. PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

FOR ____________          AGAINST ____________          ABSTAIN ____________

4. PROPOSAL TO APPROVE THE CORUS BANKSHARES INC. 2006 STOCK OPTION PLAN.

FOR ____________          AGAINST ____________          ABSTAIN ____________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy will be voted as directed. Unless otherwise marked, proxies will be voted (1) FOR the election of the nominees to the Board of Directors, (2) FOR the ratification of Ernst & Young LLP as the Company's independent public accountants, (3) FOR the amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of Common Stock, (4) FOR the ratification of the Corus Bankshares Inc. 2006 Stock Option Plan, and in accordance with their best judgment, upon such other matters as may properly come before said meeting or any adjournment or postponement thereof.

The undersigned may, at any time prior to the Annual Meeting of Shareholders, revoke this proxy as set forth in the accompanying proxy statement.

Dated: _____________________, 2006       _______________________________________
                                              Signature

                                         _______________________________________
                                              Signature, if held jointly

(The shareholder's signature should be exactly as it appears on stock certificate. In case stock is held jointly, all parties should sign. If you sign as an attorney, trustee, administrator, executor or guardian, please give full title as such. Corporations should sign by duly authorized officer and affix seal.)